Exhibit 31.3

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gavin MacBeath, certify that:

(1) I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of TScan Therapeutics, Inc.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 10, 2024	By:	/s/ Gavin MacBeath
Gavin MacBeath
Chief Executive Officer
(Principal Executive Officer)